Exhibit 99.1

Cleco Power LLC announces intent to voluntarily delist 6.50 percent Senior Notes due 2035 from the New York Stock Exchange

PINEVILLE, La., July 8, 2016 - Cleco Power LLC (Cleco Power) announced today that it has notified the New York Stock Exchange (NYSE) of its intention to voluntarily delist its 6.50 percent Senior Notes due Dec. 1, 2035 (the Notes), from the NYSE.

On April 13, 2016, Cleco Power’s parent company, Cleco Corporate Holdings LLC (formerly Cleco Corporation) (Cleco), completed a sale transaction with a group of North American infrastructure investors led by Macquarie Infrastructure and Real Assets and British Columbia Investment Management Corporation, with John Hancock Financial and other infrastructure investors. In connection with the transaction, the common stock of Cleco Corporation was delisted from the NYSE. As a result the Notes are the only securities of any affiliate of Cleco currently listed on the NYSE. Taking into account the small number of holders and low trading volume of the Notes, Cleco determined to delist the Notes because the administrative burdens associated with maintaining the listing exceed the benefits. The delisting will be effective on the 10th day following the filing of a Form 25 with the Securities and Exchange Commission (SEC).

After the delisting, holders of the Notes will continue to conduct business with and receive interest payments through the trustee, The Bank of New York Mellon Trust Company, and the Notes will continue to be traded over-the-counter. Cleco has not made arrangements for the listing and/or registration of the Notes on another national securities exchange or quotation medium. Cleco does not intend to deregister the Notes from registration with the SEC.

Cleco Power LLC is a regulated electricity utility company, which is engaged principally in the generation, transmission, distribution, and sale of electricity, primarily in Louisiana. Cleco Power owns 10 generating units with a total nameplate capacity of 3,333 megawatts. Cleco Power serves approximately 287,000 customers in Louisiana through its retail business, and it supplies wholesale power in Louisiana and Mississippi. For more information about Cleco, visit www.cleco.com.

Forward-Looking Statements

Please note: Statements in this press release include “forward-looking statements” about future events, circumstances and results within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including, without limitation, statements containing the words “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and similar expressions, are statements that could be deemed forward-looking statements. These statements are based on the current expectations of Cleco’s management.

Although Cleco believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties that could cause the actual results and events in future periods to differ materially from Cleco’s expectations and those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, all of which could have material adverse effects on future results, performance or achievements of Cleco. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on any forward-looking statements.
Factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Cleco’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2015, which was filed with the Securities and Exchange Commission on Feb. 26, 2016, under the headings Part I, Item 1A, “Risk Factors,” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in subsequently filed Forms 10-Q and 8-K. All written and oral forward-looking statements attributable to Cleco or persons acting on its behalf are expressly qualified in their entirety by these factors. The forward-looking statements represent Cleco’s views as of the date on which such statements were made and Cleco undertakes no obligation to update any forward-looking statements, whether as a result of changes in actual results, change in assumptions, or other factors affecting such statements.

Media Contact:
Robbyn Cooper
(318) 484-7136

#####